                                                                  EXHIBIT (N)(2)


                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                   SCHEDULE A


                           Minimum Initial Investments





CLASS N SHARES                                                              MINIMUM INITIAL
                                                                            ---------------
                                                                              INVESTMENT
                                                                              ----------

ABN AMRO/Montag & Caldwell Growth Fund                                           $2,500
ABN AMRO/Montag & Caldwell Balanced Fund                                         $2,500
ABN AMRO/Chicago Capital Growth Fund                                             $2,500
ABN AMRO/Talon Mid Cap Fund                                                      $2,500
ABN AMRO/Chicago Capital Small Cap Value Fund                                    $2,500
ABN AMRO/Chicago Capital Balanced Fund                                           $2,500
ABN AMRO/Chicago Capital Bond Fund                                               $2,500
ABN AMRO/Chicago Capital Municipal Bond Fund                                     $2,500
ABN AMRO/Chicago Capital Money Market Fund                                       $2,500
ABN AMRO/ Veredus Aggressive Growth Fund                                         $2,500
ABN AMRO/ Veredus Select Growth Fund                                             $2,500
ABN AMRO/Veredus SciTech Fund                                                    $2,500
ABN AMRO/TAMRO Large Cap Value Fund                                              $2,500
ABN AMRO/TAMRO Small Cap Fund                                                    $2,500
ABN AMRO Growth Fund                                                             $2,500
ABN AMRO Value Fund                                                              $2,500
ABN AMRO Small Cap Fund                                                          $2,500
ABN AMRO International Equity Fund                                               $2,500
ABN AMRO Asian Tigers Fund                                                       $2,500
ABN AMRO Latin America Equity Fund                                               $2,500
ABN AMRO Real Estate Fund                                                        $2,500
ABN AMRO Europe Equity Growth Fund                                               $2,500

CLASS I SHARES                                                              MINIMUM INITIAL
                                                                            ---------------
                                                                              INVESTMENT
                                                                              ----------

Montag & Caldwell Growth Fund                                                  $5 million
Montag & Caldwell Balanced Fund                                                $1 million
ABN AMRO/Chicago Capital Bond Fund                                             $2 million
ABN AMRO/Chicago Capital Growth Fund                                           $5 million
ABN AMRO/Veredus Aggressive Growth Fund                                        $2 million
ABN AMRO Treasury Money Market Fund                                            $1 million
ABN AMRO Government Money Market Fund                                          $1 million
ABN AMRO Tax-Exempt Money Market Fund                                          $1 million
ABN AMRO Money Market Fund                                                     $1 million





CLASS S SHARES                                                              MINIMUM INITIAL
                                                                            ---------------
                                                                              INVESTMENT
                                                                              ----------

ABN AMRO Treasury Money Market Fund                                              $2,500
ABN AMRO Government Money Market Fund                                            $2,500
ABN AMRO Tax-Exempt Money Market Fund                                            $2,500
ABN AMRO Money Market Fund                                                       $2,500

CLASS Y SHARES                                                              MINIMUM INITIAL
                                                                            ---------------
                                                                              INVESTMENT
                                                                              ----------


ABN AMRO Institutional Prime Money Market Fund                                 $5 million
ABN AMRO Institutional Government Money Market Fund                            $5 million
ABN AMRO Institutional Treasury Money Market Fund                              $5 million

CLASS YS SHARES                                                             MINIMUM INITIAL
                                                                            ---------------
                                                                              INVESTMENT
                                                                              ----------

ABN AMRO Institutional Prime Money Market Fund                                 $5 million
ABN AMRO Institutional Government Money Market Fund*                           $5 million
ABN AMRO Institutional Treasury Money Market Fund*                             $5 million



* Currently, not an active class for this Fund



Originally Adopted: March 15, 1996
As Amended: June 18, 1998
As Amended: September 17, 1998
As Amended: December 17, 1998
As Amended: March 18, 1999
As Amended:  June 17, 1999
As Amended: December 16, 1999
As Amended: September 21, 2000
As Amended: March 15, 2001
As Amended: September 27, 2001
As Amended: December 20, 2001




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